FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 24, 2018

LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12933	94-2634797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02.	Results of Operations and Financial Condition
On January 24, 2018, Lam Research Corporation (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended December 24, 2017, the text of which is attached hereto as Exhibit 99.1.
The information in this item of this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in this item of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) Appointment of New Officer
On January 24, 2018, Lam Research Corporation (the “Company”) issued a press release regarding the promotion of Timothy M. Archer, the Company’s Executive Vice President and Chief Operating Officer, to the position of President and Chief Operating Officer of the Company effective January 24, 2018. Martin B. Anstice, the Company’s Chief Executive Officer and President, will continue to serve as the Company’s Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.
The employment agreement of Mr. Archer with the Company (the material terms of which are set forth in the Company’s Current Report dated January 2, 2018) will be amended to reflect his revised title.  In conjunction with the Company’s annual compensation review process, the Company shall take into account Mr. Archer’s promotion in determining any appropriate adjustments.
There are no arrangements or understandings between Mr. Archer and any other persons pursuant to which Mr. Archer was named as President of the Company. Mr. Archer does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer. Mr. Archer has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K or Item 5.02(c) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release dated January 24, 2018 announcing financial results for the fiscal quarter ended December 24, 2017
99.2	Press Release dated January 24, 2018 announcing the promotion of Timothy Archer to President

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 24, 2018	LAM RESEARCH CORPORATION
(Registrant)
/s/ Douglas R. Bettinger
Douglas R. Bettinger
Executive Vice President, Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)